24. Net Loss Per Share of Common Stock	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Net Loss Per Share of Common Stock

24.	Net Loss Per Share of Common Stock

Basic loss per share is computed by dividing loss attributable to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted loss per share reflects the potential dilution of shares by adding other common stock equivalents, including stock options, warrants, and restricted common stock, in the weighted average number of common shares outstanding for a period, if dilutive. Potentially dilutive shares are excluded from the computation if their effect is anti-dilutive. As a result of the net loss for the years ended December 31, 2017, 2016 and 2015, there is no dilutive impact to the net loss per share calculation for the period.

The following table presents the calculation of basic and diluted net loss per share:

	December 31, 2017	December 31, 2016	December 31, 2015
Numerator:
Net loss	$(90,959)	$(220,968)	$(185,080)
Denominator:
Basic weighted-average common shares	6,826,633	6,415,616	6,120,471
Diluted weighted-average common shares	6,826,633	6,415,616	6,120,471
Basic net loss per share	$(13)	$(34)	$(30)
Diluted net loss per share	(13)	(34)	(30)

For the years ended December 31, 2017, 2016 and 2015, the following securities were excluded from the computation of diluted net loss per share as inclusion would have been anti-dilutive.

	December 31,	December 31,	December 31,
	2017	2016	2015
Share options and non-vested restricted stock	502,573	555,510	695,364
Convertible bonds (see Note 19)	163,385	–	249,074
Total	665,958	555,510	944,438